UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 19, 2010

RAINMAKER SYSTEMS, INC.

(Exact name of registrant as specified in Charter)

Delaware

(State or other jurisdiction of incorporation)

0-28009	33-0442860
(Commission File Number)	(IRS Employer Identification No.)

900 East Hamilton Ave. Campbell, CA	95008
(Address of principal executive offices)	(Zip Code)

(408) 626-3800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.07 – Submission of Matters to a Vote of Security Holders

The 2010 Annual Meeting of Stockholders of Rainmaker Systems, Inc. (“Rainmaker” or the “Company”) was held on May 19, 2010 (the “Annual Meeting”). At the Annual Meeting, the stockholders re-elected the following individuals as Class I Directors to serve on the Board of Directors:

Nominee	Votes For	Votes Withheld	Broker Non Votes
Michael Silton	5,952,333	181,603	8,965,429
Alok Mohan	5,474,345	659,591	8,965,429

Each Class I Director will serve until the Company’s 2013 annual meeting, or until his successor is duly elected and qualified.

In addition, the following proposal was voted on and approved at our Annual Meeting:

	Votes For	Votes Against	Abstentions	Broker Non Votes
Proposal to ratify the appointment of BDO Seidman, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010	14,963,209	126,500	9,656	0

SIGNATURES*

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RAINMAKER SYSTEMS, INC.
(Registrant)

May 25, 2010	/s/ Steve Valenzuela
Date	(Signature)

By: Steve Valenzuela
Title: Chief Financial Officer